Exhibit 10.7

GTx, Inc.

2002 STOCK OPTION PLAN

1.                                      PURPOSE.

(a)                                 The purpose of the GTx, Inc. 2002 Stock Option Plan (the “Plan”) is to provide a means by which selected key employees and directors (if declared eligible under paragraph 4) of and consultants to GTx, Inc. (the “Company”), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to benefit from increases in value of the stock of the Company. It is intended that this purpose will be effected through the granting of (i) incentive stock options and/or, (ii) nonstatutory stock options.

(b)                                 The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424 (e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

(c)                                  The Company, by means of the Plan, seeks to retain the services of persons now employed by or serving as consultants or directors to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(d)                                 The Company intends that rights granted under the Plan (“Option Awards”) shall, in the discretion of the Committee or Board of Directors of the Company (the “Board”), as applicable, be either (i) incentive stock options as that term is used in Section 422 of the Code (“Incentive Stock Options”), or (ii) stock options which do not qualify as Incentive Stock Options (“Supplemental Stock Options”).

2.                                      ADMINISTRATION.

(a)                                 The Plan shall be administered by a Committee appointed by the Board of Directors of the Company composed of not fewer than three (3) Directors (the “Committee”).

(b)                                 The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan and to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board of Directors:

(i)                                    To determine from time to time which of the persons eligible under the Plan shall be granted Option Awards; when and how Option Awards shall be granted; whether a Option Award will be an Incentive Stock Option, a Supplemental Stock Option, or a combination of the foregoing; and the provisions of each Option Award granted (which need not be identical).

(ii)                                To construe and interpret the Plan and Option Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective, consistent with its terms.

(iii)                            To amend the Plan as provided in paragraph 10.

(iv)                             Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company.

(c)                                  The Board of Directors may abolish the Committee at any time and revest in the Board of Directors the administration of the Plan.

3.                                      SHARES SUBJECT TO THE PLAN.

(a)                                 Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Option Awards granted under the Plan shall not exceed in the aggregate Ten Thousand (10,000) shares of the Company’s common stock issued and outstanding as of the date of shareholder approval of the Plan. If any option or right granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not issued under such option or right shall again become available for the Plan.

(b)                                 The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.                                      ELIGIBILITY.

(a)                                 Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee (including an officer) of the Company or any Affiliate. Option Awards other than Incentive Stock Options may be granted only to directors, officers or employees of or consultants to the Company or its Affiliates.

(b)                                 No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.

5.                                      TERMS OF STOCK OPTIONS.

Each stock option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. All options shall be separately designated

Incentive Stock Options or Supplemental Stock Options at the time of grant, and in such form as issued pursuant to this paragraph, and a separate certificate or certificates shall be issued for shares purchased on exercise of each type of option. An option designated as a Supplemental Stock Option shall not be treated as an Incentive Stock Option. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

(a)                                 The term of any option shall not be greater than ten (10) years from the date it was granted or, in the case of any option contemplated by paragraph 4(b), five (5) years from the date of grant.

(b)                                 The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted or, in the case of any option contemplated by paragraph 4(b), one hundred ten percent (110%) of the fair market value of the stock subject to the option on the date of grant of the option.

(c)                                  The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Committee either at the time of the grant or exercise of the option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Committee.

(d)                                 (i)                                    Unless otherwise expressly stated in the option, an option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person, nor shall an option holder have the right or power to anticipate, accelerate, convey, assign or otherwise alienate, hypothecate, pledge or otherwise encumber any option award or the shares subject to an option award.

(ii)                                Except with respect to Incentive Stock Options, the Committee may, in its discretion, establish forms and procedures for the transfer of all or any portion of such Option Award by the optionee to (i) Immediate Family Members (as defined hereinafter), (ii) a trust or trusts for the exclusive benefit of the optionee and such Immediate Family Members, or (iii) a partnership or limited liability company in which the optionee and such Immediate Family Members are the only partners or members (collectively such optionee’s “Permitted Transferees”), provided that subsequent transfers shall be prohibited except in accordance with the laws of descent and distribution, or by will. Notification and approval of all such transfers shall be in the form specified by the Committee. Following transfer, any such Option Award shall continue to be subject to the  same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan, wherever appropriate, the term “optionee” shall be deemed to refer to the Permitted Transferee. Notwithstanding the foregoing, the Plan Committee and the Company shall have no obligation to inform any Permitted Transferee of any expiration, termination, lapse or acceleration of any such Option Award and may give notices required hereunder, if any, to the optionee. The events of termination of employment hereof shall continue to be applied with respect to the original optionee, following which the Option Award shall be exercisable by the Permitted Transferee only to the extent, and for the periods specified herein. As used herein “Immediate Family Member” shall mean, with respect to the optionee, his or her spouse, child, stepchild, grandchildren or other descendants, and shall include relationships arising from legal adoption.

(e)                                  The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. In the absence of a specific provision to the contrary in a particular option grant, an option award shall vest one-third (1/3) on the third anniversary of the date of grant of such option award, an additional one-third on the fourth anniversary of the date of grant of such option award, and the final one-third (1/3) shall vest on the fifth anniversary of the date of grant of such option award. The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

(f)                                   An option shall terminate three (3) months after termination of the optionee’s employment or relationship as a director of or consultant to the Company or an Affiliate, unless (i) such termination is due to such person’s permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a director or consultant; or (ii) the optionee dies while in the employ of or while serving as a director of or consultant to the Company or an Affiliate, or within not more than three (3) months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee’s rights under such option passes by will or by the laws of descent and distribution; or (iii) such termination is due to such person’s voluntary retirement in accordance with subparagraph (h) below, in which case the option may be exercised at any time within the earlier of five (5) years from the date of termination of such employment or relationship, as the case may be, or the term of the option; or (iv) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee’s employment or relationship as a director or consultant, or (b) that it may be exercised more than three (3) months after termination of the optionee’s employment or relationship with the Company or an Affiliate. This subparagraph 5(f) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee’s employment or relationship as a consultant or director.

(g)                                 Prior to such time as the Company’s shares of common stock are first sold to the public in an offering registered pursuant to Section 5 of the Securities Act of 1933, as amended (“Initial Public Offering”), any shares of stock acquired through the exercise of an option shall be subject to a thirty (30) day right of first refusal by the Company at the same price and terms as offered by any third party pursuant to a bona fide offer, and may not be sold prior to an offer to sell to the Company on such terms. Further, shares acquired through exercise of an option award shall be subject to the terms and conditions of the Amended and Restated Voting and Shareholder Agreement dated October 5, 2001, between the Company and its stockholders, as amended from time to time (the “Stockholders Agreement”).

(h)                                 In the event of a participant’s termination of employment or service as a director, as applicable, by reason of voluntary retirement (at or after age sixty-five (65) or after age fifty-five with no fewer than five (5) years of service), death, permanent and total disability, involuntary termination (other than a termination for cause but including any involuntary termination as the result of a Change in Control, as addressed below), with respect to such participant’s Option Award(s), the Committee may in its sole, absolute and final discretion elect to vest any or all shares not otherwise vested under the terms of the Plan.

For purposes of this section, a permanent and total disability shall mean (A) the inability of the optionee to perform substantially all of his or her duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (excluding, however, infrequent and temporary absences due to ordinary illness) (i) for a continuous period of more than ninety (90) days or (ii) at such time as the optionee submits satisfactory medical evidence that he or she has a permanent physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for more than ninety (90) days, and (B) either the optionee or the Company shall have given the other at least thirty (30) days prior written notice of intent to terminate employment. The date of such permanent and total disability shall be on the last day of such ninety (90) day period or the day on which the optionee submits such satisfactory medical evidence, as the case might be.

For purposes of this section, a termination for cause shall mean the termination of an individual’s status as an employee or director of the Company, as applicable, as the result of (i) fraud or dishonesty in connection with the business of the Company; (ii) gross negligence in the performance of duties for the Company; (iii) willful failure in carrying out duties as an employee, director or consultant; or (iv) arrest and conviction of a felony involving moral turpitude, whether or not in connection with the business of the Company; provided that (iii) above shall not apply if the Option Award holder has been assigned by the Company to duties which are not comparable to such holder’s function and compensation at the Company, or which are non-executive or demeaning assignments, or if the Company has given such participant demeaning and unreasonable pay cuts.

(i)                                    In the event of a Change in Control of the Company, all shares subject to all Option Awards shall become one hundred percent (100%) vested and shall be converted to cash, options or stock of equivalent value in the surviving organization under terms and condition which substantially preserve the economic status of the Participants, as determined by the Committee. For purposes of this paragraph, a Change in Control shall mean:

(a) The sale or other disposition of all or substantially all of the assets of the Company in a single transaction or in a series of transactions (including, without limitation, any liquidation or dissolution of the Company); (b) the sale or other disposition of more than fifty percent (50%) of the issued and outstanding voting stock of the Company, in a single transaction or in a series of transactions; or (c) a merger or consolidation of the Company with or into any other entity, if immediately after giving effect to such transaction more than fifty percent (50%) of the issued and outstanding voting stock of the surviving entity of such transaction is held by persons who were not holders (taking into account their individual and affiliated holdings) as of the date of the grant of this Option of at least 20% of the voting stock of the Company. For such purposes, “voting stock” shall mean the capital stock of the Company of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of members of the Board of Directors (or Persons performing similar functions) of the Company. Notwithstanding the foregoing, a “Change in Control” shall not include: (i) any transfer or issuance of stock of the Company to one or more of the Company’s lenders (or to any agents or representatives thereof) in exchange for debt of the Company owed to any such lenders; (ii) any transfer of stock of the Company to or by any person or entity, including but not limited to one or more of the Company’s lenders (or to any agents or representatives thereof), pursuant to the terms of any pledge of said stock as collateral for any loans or financial accommodations to the Company and/or its subsidiaries; (iii) any transfer or issuance to any person or entity, including but not limited to one or more of the Company’s lenders (or to any agents or representatives thereof), in connection with the workout or restructuring of the Company’s debts to any one of the Company’s lenders, including but not limited to the issuance of new stock in exchange for any equity contribution to the Company in connection with the workout or restructuring of such debt; or (iv) any transfer of stock by a stockholder of the Company which is a partnership or corporation to the partners or stockholders in such stockholder.

(j)                                    In the event of an Initial Public Offering of the Company, Option Awards shall be convertible to options in shares of the newly public company, under terms and  conditions which substantially preserve the rights and options of the participant. Any resulting registration of options or shares shall be effected at Company expense.

(k)                                 If provided in the Option Award, each Option Award shall carry the right to receive any dividend or dividend equivalent on vested shares, under such terms and conditions as may be specified in the Option Award.

(l)                                    Notwithstanding any other provisions of the Plan, any vested but unexercised Option Award shares shall be forfeited upon the Option Award holder’s “Competition” with the Company. For this purpose, Competition shall be determined by the Committee, and shall exist if the Option Award holder while employed by or consulting for the Company and for a period of two (2) years thereafter directly or indirectly (i) engages or has a financial interest in, (ii) becomes an officer, employee, director, partner, advisor or consultant of or to, (iii) has an equity interest in, or (iv) in any way materially assists any person, corporation, entity or business whose existing or planned products or activities compete in whole or in part with the existing or planned products or activities of the Company. The sole fact of ownership by an Option Award holder of less than two percent (2%) of the stock of a publicly traded company which may have product lines which compete with product lines of this Company shall not be treated as Competition. Any determination by the Committee under this section shall be final and conclusive, unless overruled by the Board.

(m)                             Notwithstanding any other provision of the Plan or any Option Award to the contrary, any and all sales of shares to the Company or any Affiliate are contingent upon and subject to the terms and conditions of any bank loan covenants by the Company or any Affiliate.

6.                                      COVENANTS OF THE COMPANY.

(a)                                 During the terms of any Option Awards granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such Option Awards.

(b)                                 The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon grant or exercise of Option Awards under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the “Securities Act”), either the Plan, any Option Award granted under the Plan or any stock issued or issuable pursuant to any such Option Awards. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Option Awards unless and until such authority is obtained.

7.                                      USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to Option Awards granted under the Plan shall constitute general funds of the Company.

8.                                      MISCELLANEOUS.

(a)                                 The Committee shall have the power to accelerate the time during which a Option Award may be exercised or the time during which an option or stock acquired pursuant to a Option Award will vest, notwithstanding the provisions in the Option Award stating the time during which it may be exercised or the time during which stock acquired pursuant thereto will vest.

(b)                                 Neither a recipient of a Option Award nor any person to whom a Option Award is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option Award unless and until such person has satisfied all requirements for exercise of the Option Award pursuant to its terms and is thereby entitled to receive shares of stock.

(c)                                  Throughout the term of any Option Award granted pursuant to the Plan, the Company shall make available to the holder of such Option Award, not later than one hundred twenty (120) days after the close of each of the Company’s fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company.

(d)                                 Nothing in the Plan or any instrument executed or Option Award granted pursuant thereto shall confer upon any recipient any right to continue in the employ of the Company or any Affiliate or to limit the Company’s right to terminate the employment or consulting relationship or directorship of any eligible employee or recipient with or without cause. In the event that an Option Award recipient is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment for purposes of his or her Option Award, or (ii) suspend or otherwise delay the time or times at which the shares subject to the Option Award would otherwise vest.

(e)                                  To the extent provided by the terms of any Option Award, the recipient may satisfy any federal, state or local tax withholding obligation relating to the exercise or receipt of such Option Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold from the shares of the common stock otherwise issuable to the participant as a result of the exercise of receipt of the Option Award cash or a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (3) delivering to the Company owned and unencumbered shares of common stock of the Company having a fair market value less than or equal to the amount of the withholding tax obligation.

(f)                                   In connection with each Option Award made pursuant to the Plan, the Company may require as a condition precedent to its obligation to issue or transfer shares to an eligible participant, or to evidence the removal of any restrictions on transfers or lapse of any repurchase right, that such participant make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

(g)                                 The Company may, as a condition of transferring any stock pursuant to the Plan, require any person who is to acquire such stock (1) to give written assurances satisfactory to the Company as to the optionee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the stock; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

9.                                      ADJUSTMENTS UPON CHANGES IN STOCK.

(a)                                 If any change is made in the stock subject to the Plan, or subject to any Option Award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Option Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Option Awards.

(b)                                 In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation, or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Option Awards outstanding under the Plan or shall substitute similar rights for those outstanding under the Plan, or (ii) such Option Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Option Awards, or to substitute similar Option Awards for those outstanding under the Plan, then, with respect to Option Awards held by persons then performing services as employees or as  consultants or directors for the Company, as the case may be, the time during which such Option Awards shall vest shall be accelerated and the Option Awards terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any options outstanding under the Plan shall terminate if not exercised prior to such event.

10.                               AMENDMENT OF THE PLAN.

(a)                                 The Committee at any time, and from time to time, may amend the Plan, subject to and within limitations of any resolutions approved by the Board of Directors. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will increase the number of shares reserved for issuance under the Plan.

(b)                                 With a view to making available the benefits provided by Section 422 of the Code, if deemed desirable by the Board, the Board in its discretion shall determine at the time of each amendment of the Plan whether or not to submit such amendment to the shareholders of the Company for approval.

(c)                                  Rights and obligations under any Option Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option Award was granted and (ii) such person consents in writing.

11.                               TERMINATION OR SUSPENSION OF THE PLAN.

(a)                                 The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. Upon termination of the Plan, all Option Awards shall become fully vested. No Option Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)                                 Rights and obligations under any Option Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option Award was granted.

12.                               EFFECTIVE DATE OF PLAN.

The Plan shall become effective as of August 28, 2002, upon approval of the Plan by the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the authorized officer of the Company has executed this Plan on this 28th day of August, 2002.

GTx, Inc.

By:	/s/ Henry P. Doggrell

Title:	General Counsel and Secretary

FIRST AMENDMENT TO THE

GTX, INC.

2002 STOCK OPTION PLAN

WHEREAS, GTx, Inc. (the “Company”) adopted the GTx, Inc. 2002 Stock Option Plan (the “2002 Plan”) effective August 28, 2002;

WHEREAS, the Compensation Committee believes it to be in the best interests of the Company to amend the Company’s 2002 Plan to clarify certain existing provisions in light of final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended;

WHEREAS, the Compensation Committee of the Company has approved such amendments; and

WHEREAS, the contemplated amendments are not “material amendments” as contemplated by Nasdaq Marketplace Rule 4350(i)(1)(A).

NOW, THEREFORE, Be it Resolved, the 2002 Plan is hereby amended, effective as of the date hereof, as follows:

1.                                      That Section 4(a) of the 2002 Plan is hereby deleted in its entirety and replaced with the following:

(a)                                 Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee (including an officer) of the Company or any Affiliate. Option Awards other than Incentive Stock Options may be granted only to directors, officers or employees of or consultants to the Company or its Affiliates; provided that such Option Awards may not be granted to directors, officers or employees who are providing services only to a “parent” of the Company, as such term is defined in Section 424(f) of the Code, unless such Option Awards comply with the distribution requirements of Section 409A of the Code.

2.                                      That Section 5(b) of the 2002 Plan is hereby deleted in its entirety and replaced with the following:

(b)                                 The exercise price of each Option Award shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted or, in the case of any option contemplated by paragraph 4(b), one hundred ten percent (110%) of the fair market value of the stock subject to the option on the date of grant of the option. Notwithstanding the foregoing, an Option Award may be granted with an exercise price lower than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted if such Option Award is granted pursuant to an assumption of or substitution for another option pursuant to a Change in Control (as defined in section 5(i) of the Plan) and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code. Fair market value means, as of any date, the value of the Company’s common stock determined as follows:

i)                                        If the common stock is listed on any established stock exchange or traded on the Nasdaq Global Market or any other established market, the fair market value of a share of common stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the common stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

ii)                                    Unless otherwise provided by the Committee, if there is no closing sales price for the common stock on the date of determination, then the fair market value shall be the closing sales price on the last preceding date for which such quotation exists.

iii)                                In the absence of such markets for the common stock, the fair market value shall be determined by the Committee in good faith and in a manner that complies with Section 409A of the Code.

3.                                      That the following will be added to the 2002 Plan as Section 8(h):

(h)                                 To the extent permitted by applicable law, the Committee, in its sole discretion, may determine that the delivery of common stock upon the exercise of all or a portion of any Option Award may be deferred and may establish programs and procedures for deferral elections to be made by persons receiving options. Deferrals by persons will be made in accordance with Section 409A of the Code.

4.                                      That the following will be added to the 2002 Plan as Section 8(i):

(i)                                    To the extent that the Committee determines that any Option Award granted hereunder is subject to Section 409A of the Code, the agreement evidencing such Option Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, this Plan and the agreements evidencing Option Awards shall be interpreted in accordance with Section 409A of the Code, including without limitation any applicable guidance that may be issued or amended in the future.

5.                                      That Section 10(c) of the 2002 Plan is hereby deleted in its entirety and replaced with the following:

(b)                                 Rights and obligations under any Option Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option Award was granted and (ii) such person consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Committee may amend the terms of any one or more Option Awards without the consent of the person to whom the Option Award was granted if necessary to bring the Option Award into compliance with Section 409A of the Code.

IN WITNESS WHEREOF, the Company has caused this First Amendment to the 2002 Plan to be executed on November 4, 2008.

GTx, Inc.

By:	/s/ Henry P. Doggrell

Name:	Henry P. Doggrell

Title:	Vice President, General Counsel

SECOND AMENDMENT TO THE

GTX, INC.

2002 STOCK OPTION PLAN

WHEREAS, GTx, Inc. (the “company”) adopted the GTx, Inc. 2002 Stock Option Plan (the “2002 Plan”) effective August 28, 2002;

Whereas, the Compensation Committee believes it to be in the best interest of the Company to interpret the Plan to provide a consistent definition of the terms “permanent and total disability” and “permanent disability” with respect to Supplemental Stock Options and to provide a consistent mechanism for administering the determination of whether a Participant has suffered a “permanent and total disability” and “permanent disability” as those terms are used in the 2002 Plan and the award agreements pursuant to the 2002 Plan;

WHEREAS, the Compensation Committee believes that this Second Amendment will also benefit the optionees under the 2002 Plan by clarifying the applicable requirements for determining “permanent and total disability” and “permanent disability” and that this Second Amendment will not alter or impair any rights or obligations the optionees have under the Option Award;

WHEREAS, the Compensation Committee has approved this Second Amendment; and

Whereas, the contemplated amendments are not “material amendments” as contemplated by Rule 5635 of the Nasdaq Manual.

NOW, THEREFORE, Be It Resolved, the 2002 Plan and the Option Awards issued pursuant thereto are hereby interpreted and amended as follows:

1.                                      The definition of “permanent and total disability” and “permanent disability” with respect to the 2002 Plan and the Option Awards issued pursuant thereto shall be amended and interpreted to require the occurrence of all of the following conditions:

(i) the optionee’s physical or mental incapacity (excluding infrequent and temporary absences due to ordinary illness) prevents the optionee from properly performing the essential functions of his or her job which had been typically assigned to him or her by the Company, with or without reasonable accommodation, (ii) such incapacities shall exist or be expected to exist within a reasonable degree of medical certainty for more than ninety (90) days in the aggregate during any consecutive twelve (12) month period, (iii) the delivery of a report to the Company determining the existence of the incapacities with respect to the optionee and describing in detail the incapacities which satisfy the requirements of the foregoing subsections (i) and (ii), which report shall be signed by a medical doctor duly licensed to practice medicine in either the state of Tennessee or the state in which the optionee resides and which report must be received by the Company while the optionee is still employed by the Company,  provided, however, if the Committee determines the report to be inadequate or inaccurate, the Committee may select two additional independent medical doctors and request each to provide a report meeting the above specifications, and the determination of a majority of the three medical doctors shall be conclusive and binding on the optionee and the Company, and the optionee shall cooperate with the Company’s request and submit to such medical examinations, and (iv) either the optionee or the Company shall have given the other thirty (30) days written notice of intent to terminate employment or service because of permanent and total disability.

IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on November 3, 2009.

GTx, Inc.

By:	/s/ Henry P. Doggrell

Name:	Henry P. Doggrell

Title:	Vice President, General Counsel and Secretary

NONQUALIFIED STOCK OPTION SUBSCRIPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of the   day of           ,        , is made by and between GTx, Inc. (the “Company”), a Delaware corporation, and the Employee of the Company whose name appears on the signature page hereof (hereinafter referred to as the “Optionee”).

WHEREAS, pursuant to the 2002 Stock Option Plan, as amended (the “Plan”), the terms of which are hereby incorporated by reference, the Company intends to provide incentives to certain key Employees of the Company by providing them with opportunities for ownership of shares of Common Stock; and

WHEREAS, a duly constituted committee of the Board of Directors of the Company (hereinafter referred to as the “Committee”) appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to the Optionee under the Plan and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the Plan indicates to the contrary.

1.1 — Cause. “Cause” used in connection with the termination of employment of the Optionee shall mean a termination of employment of the Optionee by the Company or any of its Subsidiaries due to (i) fraud or dishonesty of the Optionee in connection with the business of the Company; (ii) gross negligence of the Optionee in the performance of duties for the Company; (iii) willful failure by the Optionee in carrying out duties as an employee; or (iv) arrest and conviction of the Optionee for a felony involving moral turpitude, whether or not in connection with the business of the Company; provided that (iii) above shall not apply if the Optionee has been assigned by the Company to duties which are not comparable to such Optionee’s function and compensation at the Company, or which are non-executive or demeaning assignments, or if the Company has given such Optionee demeaning and unreasonable pay cuts.

1.2 — Change in Control. “Change in Control” shall have the meaning given in Section 3.3.

1.3 — Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.4 — Common Stock. “Common Stock” shall mean the common capital stock of the Company.

1.5 — Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

1.6 — Exercise Price. “Exercise Price” shall mean the price per Option Share as set forth on the signature page hereof.

1.7 — Grant Date. “Grant Date” shall mean the date on which the Option provided for in this Agreement was granted.

1.8 — IPO. “IPO” shall mean the date on which the Company’s shares of Common Stock are first sold to the public in an offering registered pursuant to Section 5 of the Securities Act of 1933, as amended.

1.9 — Option. “Option” shall mean any stock option to purchase Common Stock of the Company granted under this Agreement.

1.10 — Option Shares. “Option Shares” shall mean the number of shares of Common Stock for which this Option is granted as set forth upon the signature page hereof.

1.11 — Permanent Disability. “Permanent Disability” of the Optionee shall mean the occurrence of the following conditions: (i) the optionee’s physical or mental incapacity (excluding infrequent and temporary absences due to ordinary illness) prevents the optionee from properly performing the essential functions of his or her job which had been typically assigned to him or her by the Company, with or without reasonable accommodation, (ii) such incapacities shall exist or be expected to exist within a reasonable degree of medical certainty for more than ninety (90) days in the aggregate during any consecutive twelve (12) month period, (iii) the delivery of a report to the Company determining the existence of the incapacities with respect to the optionee and describing in detail the incapacities which satisfy the requirements of the foregoing subsections (i) and (ii), which report shall be signed by a medical doctor duly licensed to practice medicine in either the state of Tennessee or the state in which the optionee resides and which report must be received by the Company while the optionee is still employed by the Company, provided, however, if the Committee determines the report to be inadequate or inaccurate, the Committee may select two additional independent medical doctors and request each to provide a report meeting the above specifications, and the determination of a majority of the three medical doctors shall be conclusive and binding on the optionee and the Company, and the optionee shall cooperate with the Company’s request and submit to such medical examinations, and (iv) either the optionee or the Company shall have given the other thirty (30) days written notice of intent to terminate employment or service because of permanent and total disability.

1.12 — Permitted Transferee. “Permitted Transferee” shall have the meaning given in Section 5.2(b).

1.13 — Person. “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust or unincorporated organization.

1.14 — Plan. “Plan” shall mean the 2002 Stock Option Plan of GTx, Inc.

1.15 — Retirement. “Retirement” shall mean any voluntary termination of employment by the Optionee after having reached the age of sixty-five (65) years (or after having reached the age of fifty-five (55) years if the Optionee has no fewer than five (5) years of service with the Company).

ARTICLE II

GRANT OF OPTION

2.1 — Grant of Option. For good and valuable consideration, on and as of the date hereof, the Company irrevocably grants to the Optionee the Option to purchase any part or all of  an aggregate of the number of Option Shares set forth on the signature page hereof upon the terms and conditions set forth in this Agreement.

2.2 — Consideration to the Company. In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or service of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause.

2.3 — Adjustments in Option. Subject to Section 9 of the Plan, in the event that the outstanding shares of the Common Stock subject to the Option are changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company, or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate adjustment in the number and kind of shares of Option Shares. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of shares, quantities or prices) and with any necessary corresponding adjustment in the Exercise Price. No fractional shares shall be issued, and any fractional shares resulting from computations pursuant to Section 9 of the Plan shall be eliminated from the respective Options. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

2.4 — Tax Treatment. The Option hereby granted is intended to be a Supplemental Stock Option as defined in the Plan (hereinafter referred to as a “Nonqualified Stock Option”) and not an Incentive Stock Option as described in Section 422 of the Code.

ARTICLE III

PERIOD OF EXERCISABILITY

3.1 — General Rule. The Option will become exercisable as to the following percentages of the Option Shares on the following anniversaries of the Grant Date provided that the Optionee is then employed by the Company on such anniversary:

Third anniversary	33%
Fourth anniversary	67%
Fifth anniversary	100%

3.2 — Termination of Employment and Nonvested Options. In the event the Optionee’s employment or service with the Company is terminated (other than a termination for Cause but including any involuntary termination as the result of a Change in Control, as described below), by reason of Retirement, death, or Permanent Disability, the Committee may in its sole, absolute and final discretion elect to vest any or all shares subject to the Option, that are not otherwise vested pursuant to the terms of the Plan. In the event the Optionee’s employment or service is terminated under any other circumstances, any portion of the Option that is has not vested shall be forfeited immediately.

3.3 — Change in Control. Notwithstanding Section 3.1, unless the Optionee is terminated for Cause, the Option will become exercisable in full in the event of any voluntary or involuntary termination of the Optionee’s employment or service occurring simultaneously with or at any time after any of the following events (a “Change in Control”):

(a)                                 the sale or other disposition of all or substantially all of the assets of the Company in a single transaction or in a series of transactions (including, without limitation, any liquidation or dissolution of the Company);

(b)                                 the sale or other disposition of more than fifty percent (50%) of the issued and outstanding voting stock of the Company, in a single transaction or in a series of transactions. For such purposes, “voting stock” shall mean the capital stock of the Company of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of members of the Board of Directors (or Persons performing similar functions) of the Company; or

(c)                                  a merger or consolidation of the Company with or into any other entity, if immediately after giving effect to such transaction more than fifty percent (50%) of the issued and outstanding voting stock of the surviving entity of such transaction is held by persons who were not holders (taking into account their individual and affiliated holdings) as of the date of the grant of this Option of at least 20% of the voting stock of the Company.

A Change in Control shall not include:

(1) any transfer or issuance of stock of the Company to one or more of the Company’s lenders (or to any agents or representatives thereof) in exchange for debt of the Company owed to any such lenders;

(2) any transfer of stock of the Company to or by any person or entity, including but not limited to one or more of the Company’s lenders (or to any agents or representatives thereof), pursuant to the terms of any pledge of said stock as collateral for any loans or financial accommodations to the Company and/or its subsidiaries;

(3) any transfer or issuance to any person or entity, including but not limited to one or more of the Company’s lenders (or to any agents or representatives thereof), in connection with the workout or restructuring of the Company’s debts to any one of the Company’s lenders, including but not limited to the issuance of new stock in exchange for any equity contribution to the Company in connection with the workout or restructuring of such debt; or

(4) any transfer of stock by a stockholder of the Company, which is a partnership or corporation to the partners, or stockholders in such stockholder.

3.4 — Optional Vesting/Accelerated Exercise in connection with a Change of Control. In the event a Change in Control appears likely to occur, the Committee may, in its sole and absolute discretion, send written notice to the Optionee at least ten (10) days prior to the contemplated date of any Change in Control specifying (a) that the Option will become exercisable in full on the date of the Change in Control, (b) that any portion or all of the Option which thereby becomes exercisable and any portion or all of the Option which was already exercisable will immediately thereafter expire on the same date and (c) that to prevent the lapse of the Option, the Optionee must exercise the Option no later than such date. Except as may otherwise be expressly provided in such written notice, any acceleration of the exercisability of the Option and any attempted exercise of the Option by the Optionee shall be null and void if the Change in Control does not occur within thirty (30) days of the date contemplated in the notice.

3.5 — Expiration of Option. Any portion of the Option, which has become exercisable will nevertheless expire and will no longer be exercisable to any extent by anyone on the earliest to occur of the following events:

(a)                                 the tenth anniversary of the Grant Date;

(b)                                 the earlier of (A) three (3) months after termination of employment (specifically including a termination of employment after a Change in Control), unless such termination is for Cause or results from Retirement, death, Permanent Disability or (B) the term of the Option as set forth in the Plan;

(c)                                  twelve (12) months after termination of employment on account of Permanent Disability, provided that if Optionee shall die within such time without having fully exercised all vested Options, Optionee’s estate shall have an additional twelve (12) months from Optionee’s date of death to exercise such Options;

(d)                                 eighteen (18) months after termination of employment on account of Optionee’s death or within eighteen (18) months after Optionee’s termination of employment if Optionee qualifies under clause (b) but dies within three (3) months after his or termination of employment without having exercised all of his or her vested Options;

(e)                                  the earlier of five (5) years after the date of the Retirement of Optionee, or the term of the Option as set forth in the Plan;

(f)                                   at the close of business on the date of the termination of the Optionee’s employment by the Company for Cause; and

(e)                                  if the Committee so determines and gives written notice as provided in Section 3.4, upon the Effective Date of any Change in Control.

3.6 — Non-competition. Notwithstanding any other provisions of this Agreement, any Option outstanding, including any vested but unexercised Option, shall be forfeited upon the Optionee’s “Competition” with the Company. For this purpose, Competition shall be determined by the Committee and shall exist if the Optionee, directly or indirectly (i) engages or has a financial interest in, (ii) becomes an officer, employee, director, partner, advisor or consultant of  or to, (iii) has an equity interest in, or (iv) in any way materially assists any person, corporation, entity or business whose existing or planned products or activities compete in whole or in part with the existing or planned products or activities of the Company. The sole fact of ownership by an Optionee of less than two percent (2%) of the stock of a publicly traded company which may have product lines which compete with product lines of the Company shall not be treated as Competition. Any determination by the Committee under this section shall be final and conclusive, unless overruled by the Board.

ARTICLE IV

EXERCISE OF OPTION

4.1 — Person Eligible to Exercise. During the lifetime of the Optionee, only the Optionee or the Optionee’s guardian or conservator may exercise the Option or any portion thereof, and after the death of the Optionee, any portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.5, be exercised by the Optionee’s personal representative or by any person empowered to do so under the Optionee’s will or under the then applicable laws of descent and distribution; provided, however, at any time after the transfer of the Option or any portion thereof pursuant to Section 5.2, the transferred portion of the Option may be exercised only by the transferee.

4.2 — Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.5; provided, however, that any partial exercise shall be for whole shares only.

4.3 — Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or his or her office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.5:

(a)                                 Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

(b)                                 Full payment of the Exercise Price (as provided in Section 4.4), for the shares with respect to which such Option or portion thereof is exercised; and

(c)                                  Such representations and documents as the Committee deems reasonably necessary or advisable to effect compliance with all applicable laws, including provisions of the Securities Act of 1933, as amended, and any other federal, state or foreign securities laws or regulations following an IPO; and

(d)                                 Full payment to the Company (as provided in Section 4.4) of all amounts, if any, which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

(e)                                  If the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding the foregoing, the Optionee may give notice exercising the Option subject to the condition or conditions that any then contemplated Change in Control will actually occur and that the Option will become exercisable because of the Change in Control with respect to the Option Shares for which notice of exercise is given. In such an event, full payment of the Exercise Price with respect to all Option Shares need not be made until the date of the Change in Control.

4.4 — Payment. The Exercise Price and any tax withholding shall be payable in cash, by check, or by any combination thereof. Except as otherwise provided by the Committee before the Option is exercised: (i) all or a portion of the Exercise Price or any tax withholding may be paid by delivery of shares of Common Stock acceptable to the Committee and having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required; and (ii) the Exercise Price or any tax withholding may be paid by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) to be acquired upon the exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

4.5 — Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a)                                 The admission of such shares to listing on all stock exchanges, if any, on which such class of Common Stock is then listed;

(b)                                 The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the SEC or of any other governmental regulatory body, which the Committee shall, in its absolute discretion deem necessary or advisable;

(c)                                  The obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall determine to be necessary or advisable; and

(d)                                 The payment to the Company of all amounts, if any, which, under federal, state or local law, it is required to withhold upon exercise of the Option.

4.6 — Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company in the name of such holder. No adjustment  shall be made for cash dividends for which the record date is prior to the date such stock certificate is issued.

4.7 — Issuance of Certificate; Legend. The stock certificate or certificates deliverable to the Optionee upon the exercise of the Option may, at the request of the Optionee at the time of exercise, be issued in his or her name alone or in his or her name and the name of another person as joint tenants with right of survivorship. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal, state or foreign securities laws or regulations including, without limitation, placing legends on share certificates and issuing stock-transfer orders to transfer agents and registrars.

ARTICLE V

MISCELLANEOUS

5.1 — Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. The Board of Directors of the Company in its absolute discretion may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

5.2 — Transferability of Option.                  (a) Except as provided in subsection (b), neither the Option nor any interest or right therein or part thereof shall be subject to disposition by transfer, alienation, anticipation, encumbrance or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

(b) The Committee may, in its discretion, establish forms and procedures for the transfer of all or any portion of such Option by the Optionee to (i) Immediate Family Members (as defined hereinafter), (ii) a trust or trusts for the exclusive benefit of the Optionee and such Immediate Family Members, or (iii) a partnership or limited liability company in which the Optionee and such Immediate Family Members are the only partners or members (collectively such Optionee’s “Permitted Transferees”), provided that subsequent transfers shall be prohibited except in accordance with the laws of descent and distribution, or by will. Notification and approval of all such transfers shall be in the form specified by the Committee. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles IV and V hereof (other than this Section 5.2), the term “Optionee” shall be deemed to refer to the Permitted Transferee. Notwithstanding the foregoing, the Committee and the Company shall have no obligation to inform any Permitted Transferee of any expiration, termination, lapse or acceleration of any such Option and may give notices required hereunder, if any, to the Optionee. The events of termination of employment of Article III hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods specified at Article III hereof. As used in this Section 5.2(b) “Immediate Family Member” shall mean, with respect to the Optionee, his or her spouse, child, stepchild, grandchildren or other descendants, and shall include relationships arising from legal adoption.

5.3 — Shares of Common Stock to be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

5.4 — Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath his or her signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service or when delivered by hand (whether by overnight courier or otherwise).

5.5 — Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6 — No Right to Employment. Nothing in the Plan or this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any Affiliate or to limit the Company’s right to terminate the employment relationship of any eligible employee with or without Cause. In the event that an Optionee is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment for purposes of his or her Option, or (ii) suspend or otherwise delay the time or times at which the shares subject to the Option would otherwise vest.

5.7 — Amendment. This Agreement may be amended only by a writing executed by the parties hereto, which specifically states that it is amending this Agreement.

5.8 — Governing Law. The laws of the State of Tennessee shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of laws.

5.9 — Jurisdiction. Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Tennessee, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Optionee, in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Optionee hereby irrevocably waives any objections which he or she may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Tennessee, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Tennessee, and the Optionee hereby irrevocably waives any right which he or she may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GTx, INC.

By:
Title:
No. of Option Shares:
Exercise Price:

:Optionee

Address: